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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   June 27, 1995
                                                 --------------------



                       United States Filter Corporation
                       --------------------------------
            (Exact name of registrant as specified in its charter)



       Delaware                       1-10728                    33-0266015
- ---------------------             ---------------            ------------------
(State or other juris-             (Commission               (IRS Employer
diction of incorporation)           File Number)             Identification No.)


73-710 Fred Waring Drive, Suite 222, Palm Desert, California 92260
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    (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  (619) 340-0098
                                                   -----------------
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Item 5.  Other Events

         On June 27, 1995 United States Filter Corporation (the "Company") announced that it had signed a letter of intent to acquire Polymetrics Inc. from Anjou International Company, the U.S. holding company of Compagnie Generale des Eaux (C.G.E.) of France. A copy of the news release respecting this acquisition is included as an exhibit to this current report.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits

         (c) Exhibit

             News Release dated June 27, 1995


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     UNITED STATES FILTER CORPORATION


                                     By:  /s/ Donald L. Bergmann
                                          ----------------------------
                                          Donald L. Bergmann
                                          Vice President
Date:  June 28, 1995

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